THE FAIRMONT FUND


                              Financial Statements


                          Year Ended December 31, 1999


                                      with

                         Report of Independent Auditors


Comments from Morton H. Sachs, Chairman

1999 was another difficult year for value investing as investors flocked to high tech and Internet weighted funds. In fact, the last three years have been very difficult for value style investors. This does not mean that a value-based strategy is dead. In the past, periods of investor exuberance and overconfidence have been followed by a "rediscovery" of the importance of earnings and assets. We believe that now is the time for such a reality check and that many of the sound but unglamorous companies that have been neglected of late will be more appreciated.

     In the meantime, we have cautiously mixed some high tech and Internet stocks in the fund. We have applied our value approach to these sectors and have found bargains in several stocks such as Barnes and Noble, a retailer with a rapidly developing Internet presence, and Compaq computer, a company whose stock price has experienced a sharp decline. The lure of phenomenal returns has sparked the current obsession with tech stocks, but these high-flyers are incredibly vulnerable. Many are trading at multiples that far exceed any rational benchmark of value and all are subject to sudden and severe price corrections as technical innovation impacts their prospects. In a down market, their slide could be steep indeed.

In the past, we had excellent results with financial stocks, but they are currently out-of-favor. Rising interest rates are a threat to much of the market, but especially to interest sensitive stocks. We have taken steps to rebalance the portfolio, reducing our weighting in the financial area.

If you look at market performance behind the averages, it becomes obvious that it is a two-tiered world - technology and everything else. As value proponents, we find it difficult to be participants in this tech bonanza. We continue to be weighted in value, and expect that as the market comes to its senses our stance will be justified. At the same time, underperforming the averages is taxing our patience. That is why we have introduced some technology issues into the portfolio. We will continue to look for value in this sector, while keeping a close eye on the door. We will do our best to boost performance without abandoning our basic investment principles.

                                    * * * * *
As you will note in the chart below, we have included a comparison with the Russell 2000. This index of small stock performance is constructed from a list of the 3,000 largest U.S. stocks, minus the top 1,000. Given the size of the stocks typically found in our portfolio, we believe this is an appropriate index.

                                     [GRAPH]

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors:
Fairmont Fund

We have audited the accompanying statement of assets and liabilities of Fairmont Fund, including the schedule of investments, as of December 31 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairmont Fund as of December 31 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 15, 2000

                                The Fairmont Fund

                             Schedule of Investments

                                December 31, 1999

Investments in Securities
Common Stocks (Shares)                          Value      Percent

   Advertising
    1,700 Grey Advertising (a)               $ 680,000     4.52%

   Airline
    5,000 UAL Corporation (a)                  387,812     2.58

   Banking
   10,000 Compass Bancshares Inc.              223,125
    5,000 Capital One Financial Corporation    240,937
   25,000 Texas Regional Bancshares, Inc.      725,000
                                              --------
                                             1,189,062     7.91
   Beverages
    5,000 Robert Mondavi Corporation (a)       173,750     1.16

   Bookseller
   30,000 Barnes and Noble, Inc. (a)           618,750     4.12

   Business Services
   100,000  Butler International, Inc. (a)   1,100,000     7.32

   Computer and Computer Peripheral Manufacturer
   25,000 Compaq Computers Corporation         676,563
    5,000 International Business Machines      540,000
   20,000 Read Rite Corporation (a)             95,000
                                              --------
                                             1,311,563     8.72

   Computer Software
   15,000 PeopleSoft Inc. (a)                  319,688     2.13

   Computer Networking and Internet Services
   20,000 NewBridge Networks Corporation (a)   451,250
   40,000 OnLine Resource and
          Communications Corporation (a)       665,000
                                              --------
                                             1,116,250     7.42

   Credit Services
    8,000 American Express Company           1,330,000     8.85

   Long Term Care Facilities
   45,000 Sunrise Assisted Living Inc. (a)     618,750     4.12

   Personal Services
   60,000 Regis Corporation                  1,132,500     7.53



                             See accompanying notes.

                                The Fairmont Fund




                             Schedule of Investments




                                December 31, 1999



Investments in Securities (continued)
Common Stocks (Shares)                         Value      Percent

   Pharmaceuticals
   10,000 Genzyme Corporation (a)            $ 450,000      2.99%

   Property and Casualty Insurance
   15,000 Chubb Corporation                    844,687      5.62

   Real Estate Investment Trusts
   45,000 RFS Hotel Investors Inc.             469,688      3.12

   Retail Department Store
   30,000 Saks Inc. (a)                        466,875      3.11

   Savings Institutions
   40,000 Dime Bancorp Inc.                    605,000
   45,000 MECH Financial, Inc.               1,555,313
                                             ---------
                                             2,160,313     14.37
   Vehicle Rental
   50,000 Budget Group, Inc. (a)               453,125      3.01

   Waste Management
   20,000 Safety Kleen Corporation (a)         226,250      1.51


     Total Common Stocks (Cost $14,197,102) 15,049,063    100.11

     Bank Repurchase Agreement With
     Firstar NA of Cincinnati, issued
     12/31/99 due 1/3/00, fully
     collateralized by Government National
     Mortgage Association, 6.5% due 12/15/08
     (Cost $450,000)                           450,000      2.99
                                            -----------   --------

     Total Investments (Cost $14,637,102)   15,499,063    103.10

     Other Assets Less Liabilities            (465,955)   ( 3.10)
                                            -----------   --------

        Net Assets                        $ 15,033,108    100.00%



(a)  Common stocks which did not declare a dividend in 1999.

                             See accompanying notes.

                                The Fairmont Fund





                       Statement of Assets and Liabilities



                                December 31, 1999



                                     ASSETS


INVESTMENTS IN SECURITIES, At Value (Note 2)
  Common stocks (Cost $14,197,102)         $15,049,063
  Bank repurchase agreement                    450,000

     Total investments in securities                 $15,499,063


CASH                                                         866

RECEIVABLES
  Investment securities sold                   470,104
  Dividends                                     15,915
  Interest                                          12
                                            -----------

     Total receivables                                   486,031
                                                         -------

       Total assets                                   15,985,960



                                   LIABILITIES


PAYABLES
  Investment securities purchased             $886,546
  Shares redeemed                               36,383
  Management fee (Note 3)                       23,132
  Distribution to shareholders                   6,219
                                           -----------
  Other                                            572

     Total liabilities                                   952,852
                                                       ----------


NET ASSETS                                          $ 15,033,108


NET ASSETS CONSIST OF
  Capital stock (632,046
      shares outstanding) (Note 8)                  $ 14,260,961
  Accumulated net realized
      losses on investments (Note 6)                 (    79,814)
  Net unrealized appreciation
      on investments (Note 5)                            851,961
                                                       ----------

NET ASSETS                                          $ 15,033,108


NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
     ($15,033,108 divided by 632,046 shares)            $  23.78

                             See accompanying notes.

                                The Fairmont Fund





                             Statement of Operations





                          Year Ended December 31, 1999




INVESTMENT INCOME (Note 2)

  Dividends                                            $ 258,082
  Interest                                                36,313
  Other                                                    4,634
                                                        --------

     Total investment income                             299,029

EXPENSES

  Management fee (Note 3)                                316,708

       Net investment loss                              (17,679)


NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (Note 2)

  Net realized gains from
     investment transactions                          1,206,359

  Net change in unrealized
     appreciation on investments                     (3,339,684)

     Net realized and unrealized
         losses on investments                       (2,133,325)

         Net decrease in net assets
             resulting from operations             $ (2,151,004)



                             See accompanying notes.

                                The Fairmont Fund





                       Statement of Changes in Net Assets





               Years Ended December 31, 1999 and December 31, 1998


                                         1999             1998
FROM OPERATIONS                      ------------     ------------

  Net investment loss           $      (17,679)        $ (49,359)
  Net realized gains or
   losses on investments             1,206,359         ( 632,722)
  Net change in unrealized
   appreciation on investments      (3,339,684)        ( 844,173)

  Net increase or decrease in
   net assets resulting from
   operations                       (2,151,004)      ( 1,526,254)


DISTRIBUTIONS TO SHAREHOLDERS (Note 4)

  Distributions from net
  realized gains on investments       (141,259)                0
                                    ------------       -----------


FROM CAPITAL SHARE
TRANSACTIONS (Note 8)             Shares                  Shares

  Proceeds from sale
   of shares                      19,494      479,685     42,180    1,166,930

  Shares issued in
   reinvestment of distribution    5,679      135,040          0            0

  Payments for shares
   redeemed                     (298,576)  (7,128,568)  (287,415)  (7,657,202)

  Net increase or decrease
   in net assets from capital
   share transactions           (245,235)  (6,513,843)  (245,235)  (6,490,272)

   Net increase or decrease
    in net assets                         ( 8,806,106)            ( 8,016,526)

NET ASSETS

  Beginning of year                        23,839,214              31,855,740

  End of period                          $ 15,033,108            $ 23,839,214



                             See accompanying notes.

                                The Fairmont Fund


                              Financial Highlights


                (For a Share Outstanding Throughout Each Period)





                                                  Years Ended
                                  December December December December December
                                     31       31       31       31       31
                                    1999     1998     1997     1996     1995

Net Asset Value, Beginning
 of Period                    $    26.33    27.68    26.45    27.02    24.06

 Income From Investment Operations

     Net Investment Loss          ( 0.49)  ( 0.27)   ( .16)   ( .10)  (  .08)
     Net Gains or Losses on Securities
     (both realized and
     unrealized)                  ( 1.83)  ( 1.08)    4.20      2.67    6.80
  Total From Investment
     Operations                   ( 2.32)  ( 1.35)    4.04      2.57    6.72

 Less Distributions
     Dividends (from net investment
      income)                        .00      .00      .00       .00     .00
     Distributions
      (from capital gains)           .23      .00     2.81      3.14    3.76
     Returns of Capital              .00      .00      .00       .00     .00
       Total Distributions           .23      .00     2.81      3.14    3.76

Net Asset Value, End of Period$    23.78    26.33    27.68     26.45   27.02



Total Return                    ( 8.830)%  ( 4.88)%  15.27%     9.52%  27.92%

Ratios/Supplemental Data

Net Assets, End of
  Period (in 000s)            $  15,033   $ 23,839  $31,856$   30,731  $28,191
Ratio of Expenses
  to Average Net Assets            1.77%      1.68%    1.63%     1.66%    1.70%
Ratio of Net Income
  to Average Net Assets          ( 0.10)%   ( 0.18)%  ( .57)%   ( .59)%  ( .55)%
Portfolio Turnover Rate            2.61       3.42     1.83      2.37     2.47

                             See accompanying notes.

                                The Fairmont Fund



                          Notes to Financial Statements



                                December 31, 1999

(1)  Organization

   The Fairmont Fund (The Fund) is a no-load, diversified series of The Camelot Funds, formerly The Fairmont Fund Trust (The Trust), which is a Kentucky business trust and an open-end investment company registered under the Investment Company Act of 1940. The Fund was established under a Declaration of Trust dated December 29, 1980 and began offering its shares publicly on September 2, 1981. The Fund's objective is capital appreciation which it seeks to achieve by investing in equity securities that its Adviser believes are undervalued.

 (2) Summary of Significant Accounting Policies

     (a) Valuation of Investment Securities - Purchases and sales of securities are recorded on a trade date basis. Portfolio securities which are traded on stock exchanges or in the over-the-counter markets are valued at the last sale price as of 4:00 P.M. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     (b) Gains and Losses on Investment Securities - Gains and losses from sales of investments are calculated on the "identified cost" method. Upon disposition of a portion of the investment in a particular security, it is The Fund's general practice to first select for sale those securities which qualify for long-term capital gain or loss treatment for tax purposes.

     (c) Repurchase Agreements - The Fund may acquire repurchase agreements from banks or security dealers (the Seller) which the Board of Trustees and the Adviser have determined creditworthy. The Seller of the repurchase agreement is required to maintain the value of collateral at not less than the repurchase price, including accrued interest. Securities pledged as collateral for repurchase agreements are held by The Fund's custodian in the Federal Reserve/Treasury book-entry system.

     (d) Capital Shares - The Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written request in proper form.

     (e) Estimates and Assumptions - The preparation of financial statements in conformity with generally accepted accounting principles requires The Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (3)  Investment   Advisory   Agreement,   Commissions   and  Related  Party
Transactions
     The Investment Advisory Agreement (the Agreement) provides that The Sachs Company (the Adviser) will pay all of The Trust's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. Under the terms of the Agreement, The Fund pays the Adviser a fee at the rate of 2% of the first $10,000,000 of average daily net assets, 1-1/2% of the next $20,000,000, and 1% of the average daily net assets over $30,000,000. The management fee is accrued daily and paid monthly. The Adviser received management fees of $316,708 for the year ended December 31, 1999.

     Morton H. Sachs, a trustee of The Fund, is the president and sole shareholder of the Adviser. The Adviser, as a registered broker-dealer of securities, effected substantially all of the investment portfolio transactions for The Fund. For this service the Adviser received commissions of $205,486 for the year ended December 31, 1999.

                                The Fairmont Fund



                          Notes to Financial Statements




                                December 31, 1999

  Certain officers and/or Trustees of The Fund are officers of the Adviser.

(4)  Distributions to Shareholders

The following is a summary of distributions to shareholders for the year ended December 31, 1999. No distributions were made in the year ended December 31, 1998.

  Date Declared     Paid In Cash     Reinvested     Total     Per Share Amount
December 31, 1999      $6,219         $135,040     $141,259        $0.23


(5)  Investments

For the year ended December 31, 1999, the cost of purchases and proceeds from sales of investments, other than temporary cash investments, were $49,475,564 and $49,470,570, respectively.

Following is information regarding unrealized appreciation (depreciation) and aggregate cost of securities based upon federal income tax cost at December 31, 1999. The difference between book cost and tax cost consists of wash sales in the amount of $79,814.
                                                     Tax Cost
     Aggregate gross unrealized appreciation for
       all securities with value in excess of cost   $1,907,855

     Aggregate gross unrealized depreciation for
       all securities with cost in excess of value   (1,135,708)

     Net unrealized appreciation                      $ 772,147

     Aggregate cost of securities                  $ 14,276,916

(6)  Income Taxes

It is The Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of its income to shareholders. Therefore no tax provision is required. The accumulated net realized loss is due only to temporary timing differences caused by wash sales and does not represent a capital loss carryforward for income tax purposes.

(7) There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1999.

(8) At December 31, 1999 an indefinite number of capital shares (no par value) were authorized, and paid-in capital amounted to $14,260,961. Transactions in capital shares were as follows:

               Shares sold                   25,173
               Shares redeemed             (298,576)
                                           ---------
               Net decrease                (273,403)
               Shares outstanding:
                    Beginning of period     905,449
                    Ending of period        632,046

(9) In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of December 31, 1999, The Fund recorded permanent book/tax differences of $(17,679) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.